SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 14, 2002



                FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
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             (Exact name of registrant as specified in its charter)


       New Jersey                                               22-1697095
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(State or other Jurisdiction of                             (I.R.S. Employer
Incorporation or Organization)                              Identification No.)


505 Main Street, P.O. Box 667, Hackensack, New Jersey          07602
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   201-488-6400
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Item 5. Other Events

As previously reported, Stop & Shop had closed its 28,000 sq. ft. supermarket in Westwood Plaza Shopping Center and has continued fulfilling its rental obligations with no plans to reopen the store. On July 31, 2002 (effective August 14, 2002), FREIT and Stop & Shop entered into a Lease Termination Agreement whereby, in return for the termination of this below-market-rent lease at no cost to FREIT, FREIT has agreed to not lease or allow this space or any other space in the Shopping Center to be used for a supermarket or for a store using more than 15,000 sq.ft. for the sale of food or food products for off-premises consumption. This use restriction shall expire on May 31, 2032, which corresponds with the expiration of the final option period contained in the Stop & Shop lease.

This 28,000 sq.ft. space is now vacant and not leased, but FREIT anticipates leasing this space to a non-food retailer(s) at a rental rate which we feel will be far in excess of the rent pursuant to the terminated Stop & Shop lease.





Disclosure Concerning Forward-Looking Statements
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Certain Statements in this Form 8-K may contain information that is, or anticipate certain events that are, forward-looking within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Registrant cautions readers that forward-looking statements, including, without limitation, those relating to the Registrant's liquidity and capital resources, are subject to certain risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors, including without limitation, the Registrant's future financial performance; the availability of capital; general market conditions; national and local economic conditions; particularly long-term interest rates; the terms of federal, state and local governmental regulations that affect the Registrant; and the competitive environment in which the Registrant operates, including the availability of retail space and residential apartment units in the areas where the Registrant's properties are located. In addition, the Registrant's continued qualification as a real estate investment trust involves the application of highly technical and complex rules of the Internal Revenue Code. The forward-looking statements are made as of the date of this Form 8-K and the Registrant assumes no obligation to update the forward-looking statements or to update the reasons actual results could differ from those projected in such forward-looking statements.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       FIRST REAL ESTATE INVESTMENT TRUST
                                                            OF NEW JERSEY

                                       By: /s/ Robert S. Hekemian
                                           ---------------------------------
                                               Robert S. Hekemian
                                               Chairman of the Board


DATED: August 21, 2002